EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of iQ Power Technology Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter E. Braun, Chief Executive Officer and acting Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Peter E. Braun
                                    -------------------------------------------
                                    Peter E. Braun, Chief Executive Officer and
                                    acting Principal Financial Officer
November 13, 2003





A signed original of this written statement required by Section 906 has been provided to iQ Power Technology Inc. and will be retained by iQ Power Technology Inc. and furnished to the Securities and Exchange Commission or its staff upon request.